                                                                   EXHIBIT 10.34

                                                                       1994 PLAN
                                                                       LBTYA

                           TELE-COMMUNICATIONS, INC.
                           1994 STOCK INCENTIVE PLAN

                         NON-QUALIFIED STOCK OPTION AND
                      STOCK APPRECIATION RIGHTS AGREEMENT

                 THIS AGREEMENT ("Agreement") is made as of the 13th day of December, 1995 (the "Grant Date"), by and between TELE-COMMUNICATIONS, INC., a Delaware corporation (the "Company"), and the person signing adjacent to the caption "Grantee" on the signature page hereof (the "Grantee").

                 The Company has adopted the Tele-Communications, Inc.1994 Stock Incentive Plan (the "Plan"), a copy of which is appended to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible employees of the Company and its Subsidiaries. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed thereto in the Plan.

                 Pursuant to the Plan, the Compensation Committee of the Board (the "Committee"), which has been assigned responsibility for administering the Plan, has determined that it would be in the interest of the Company and its stockholders to grant the options and rights provided herein in order to provide Grantee with additional remuneration for services rendered, to encourage Grantee to remain in the employ of the Company or its Subsidiaries and to increase Grantee's personal interest in the continued success and progress of the Company.

                 The Company and Grantee therefore agree as follows:

         1. GRANT OF OPTION. Subject to the terms and conditions herein, the Company grants to the Grantee during the period commencing on December 13, 1995 (the "Option Date") and expiring at 5:00 p.m., Denver, Colorado time ("Close of Business") on August 4, 2005 (the "Option Term"), subject to earlier termination as provided in paragraphs 8 and 12(b) below, an option to purchase from the Company, at the price per share set forth on Schedule 1 hereto (the "LBTYA Option Price"), the number of shares of Series A Liberty Group Common Stock ("LBTYA") set forth on said Schedule 1 (the "LBTYA Option Shares"). The LBTYA Option Price and LBTYA Option Shares are subject to adjustment pursuant to paragraph 12 below. This option is as a "Nonqualified Stock Option" and is hereinafter referred to as the "LBTYA Option".

         2. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions herein and in tandem with the LBTYA Option, the Grantee shall also have, during the LBTYA Option Term, subject to earlier termination as provided in paragraphs 8 and 12(b) below, a stock appreciation right with respect to each LBTYA Option Share (individually, a "LBTYA Tandem





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SAR" and collectively, the "LBTYA Tandem SARs"). Upon exercise of a LBTYA
Tandem SAR in accordance with this Agreement, the Company shall, subject to paragraph 6 below, make payment as follows:

                 (a) the amount of payment shall equal the amount by which the Fair Market Value of the LBTYA Option Share on the date of exercise if the LBTYA Tandem SAR exceeds the LBTYA Option Price; and

                 (b) payment of the amount determined in accordance with clause (i) shall be made in shares of LBTYA (valued at their Fair Market Value as of the date of exercise of such LBTYA Tandem SAR), or, in the sole discretion of the Compensation Committee of the Board of Directors of the Company (the "Committee"), in cash, or partly in cash and partly in shares of LBTYA.

         3. REDUCTION UPON EXERCISE. The exercise of any number of LBTYA Tandem SARs shall cause a corresponding reduction in the number of LBTYA Option Shares which shall apply against the LBTYA Option Shares then available for purchase. The exercise of the LBTYA Option to purchase any number of LBTYA Option Shares shall cause a corresponding reduction in the number of LBTYA Tandem SARS.

         4. CONDITIONS OF EXERCISE. The LBTYA Option and LBTYA Tandem SARs are exercisable only in accordance with the conditions stated in this paragraph.

                 (a) Except as otherwise provided in paragraph 12(b) below or in the last sentence of this subparagraph (a), the LBTYA Option shall not be exercisable until August 4, 1996 and the LBTYA Option may only be exercised to the extent the LBTYA Option Shares have become available for purchase in accordance with the following schedule:


                                          Percentage of LBTYA Option
                      Date               Shares Available for Purchase
                      ----               -----------------------------
                 August 4, 1996                       20%
                 August 4, 1997                       40%
                 August 4, 1998                       60%
                 August 4, 1999                       80%
                 August 4, 2000                      100%

         Notwithstanding the foregoing, all LBTYA Option Shares shall become available for purchase if Grantee's employment with the Company and its Subsidiaries (i) shall terminate by reason of (x) termination by the Company without cause (as defined in Section 10.2(b) of the Plan),
         (y) termination by Grantee for good reason (as defined herein) or (z) Disability, (ii) shall terminate pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such





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         employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (iii) if Grantee dies while employed by the Company or a Subsidiary.

                 (b) A LBTYA Tandem SAR with respect to an LBTYA Option Share shall be exercisable only if the LBTYA Option Share is then available for purchase in accordance with subparagraph (a).

                 (c) To the extent the LBTYA Option or LBTYA Tandem SARs become exercisable, such LBTYA Option or LBTYA Tandem SARs may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the LBTYA Option Term or earlier termination thereof.

                 (d) Grantee acknowledges and agrees that the Committee may, in its discretion and as contemplated by Section 7.5 of the Plan, adopt rules and regulations from time to time after the date hereof with respect to the exercise of LBTYA SARs and that the exercise by Grantee of the LBTYA Tandem SARs will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Committee may determine are applicable thereto.

         5. MANNER OF EXERCISE. The LBTYA Option or a LBTYA Tandem SAR shall be considered exercised (as to the number of LBTYA Option Shares or LBTYA Tandem SARs specified in the notice referred to in subparagraph (a) below) on the latest of (i) the date of exercise designated in the written notice referred to in subparagraph (a) below, (ii) if the date so designated is not a business day, the first business day following such date or (iii) the earliest business day by which the Company has received all of the following:

                 (a) Written notice, in such form as the Committee may require, designating, among other things, the date of exercise, the number of LBTYA Option Shares to be purchased and/or the number of LBTYA Tandem SARs to be exercised;

                 (b) If the LBTYA Option is to be exercised, payment of the LBTYA Option Price for each LBTYA Option Share to be purchased in cash or in such other form, or combination of forms, of payment contemplated by Section 6.6(a) of the Plan as the Committee may permit; provided, however, that any shares of LBTYA delivered in payment of the LBTYA Option Price, if such form of payment is so permitted by the Committee, shall be shares that the Grantee has owned for a period of at least six months prior to the date of exercise, and provided, further, that, notwithstanding clause (v) of Section 6.6(a) of the Plan, LBTYA Option Shares may not be withheld in payment or partial payment of the LBTYA Option Price; and

                 (c) Any other documentation that the Committee may reasonably require.





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                 Notwithstanding the foregoing, if in order to meet the
exemptive requirements of Rule 16b-3, the Grantee exercises LBTYA Tandem SARs during a quarterly window period determined in accordance with paragraph (e)(3) of such Rule (including by designating in a written notice of exercise delivered prior thereto that such exercise is to be effective during such window period), then the date of exercise of such LBTYA Tandem SARs shall be deemed for purposes of this paragraph 5 and for purposes of the Fair Market Value determinations to be made pursuant to paragraph 2 hereof, to be the day during such window period on which the highest reported last sale price of a share of LBTYA as reported on NASDAQ occurred and the Fair Market Value of such share shall be deemed to be such highest reported last sale price.

         6. MANDATORY WITHHOLDING FOR TAXES. Grantee acknowledges and agrees that the Company shall deduct from the cash and/or shares of LBTYA otherwise payable or deliverable upon exercise of the LBTYA Option or a LBTYA Tandem SAR an amount of cash and/or number of shares of LBTYA (valued at their Fair Market Value on the date of exercise) that is equal to the amount of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Committee.

         7. DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in paragraph 5, and subject to the withholding referred to in paragraph 6, the Company shall deliver to the Grantee certificates issued in Grantee's name for the number of LBTYA Option Shares purchased by exercise of the LBTYA Option and for the number of shares of LBTYA to which the Grantee is entitled by the exercise of LBTYA Tandem SARs and any cash payment to which the Grantee is entitled by the exercise of LBTYA Tandem SARs. If delivery is by mail, delivery of shares of LBTYA shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment shall be deemed effected when a Company check, payable to Grantee and in an amount equal to the amount of the cash payment, shall have been deposited in the United States mail, addressed to the Grantee.

         8. EARLY TERMINATION OF OPTION AND TANDEM SARs. Unless otherwise determined by the Committee in its sole discretion, the LBTYA Option and LBTYA Tandem SARs shall terminate, prior to the expiration of the LBTYA Option Term, at the time specified below:

                 (a) If Grantee's employment with the Company and its Subsidiaries terminates (i) other than (x) by the Company for "cause" (as defined in Section 10.2(b) of the Plan), (y) by the Grantee with "good reason" (as defined herein) or (z) by the Company without cause, and (ii) other than (x) by reason of death or Disability, (y) with the written consent of the Company or the applicable Subsidiary or (z) without such consent if such termination is pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), then the LBTYA Option and all LBTYA Tandem SARs shall terminate at the Close of Business on





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
         the first business day following the expiration of the 90-day period which began on the date of termination of Grantee's employment;

                 (b) If Grantee dies while employed by the Company or a Subsidiary, or prior to the expiration of a period of time following termination of Grantee's employment during which the LBTYA Option and LBTYA Tandem SARs remain exercisable as provided in paragraph (a), the LBTYA Option and all LBTYA Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of death;

                 (c) If Grantee's employment with the Company terminates by reason of Disability, then the LBTYA Option and all LBTYA Tandem SARs shall terminate at the Close of Business on the first business day following the expiration of the one-year period which began on the date of termination of Grantee's employment;

                 (d) If Grantee's employment with the Company and its Subsidiaries is terminated by the Company for "cause" (as defined in Section 10.2(b) of the Plan), then the LBTYA Option and all LBTYA Tandem SARs shall terminate immediately upon such termination of Grantee's employment; or

                 (e)      If Grantee's employment (i) is terminated by Grantee
         (x) with "good reason" (as defined herein), (y) with the written consent of the Company or the applicable Subsidiary or (z) pursuant to provisions of a written employment agreement, if any, between the Grantee and the Company which expressly permit the Grantee to terminate such employment upon the occurrence of specified events (other than the giving of notice and passage of time), or (ii) by the Company without "cause" (as defined in Section 10.2(b) of the Plan), then the LBTYA Option Term shall terminate early only as provided for in paragraph 8(b) above or 12(b) below.

                 In any event in which the LBTYA Option and LBTYA Tandem SARs remain exercisable for a period of time following the Grantee's voluntary termination of his status as a member of the Board, the LBTYA Option and LBTYA Tandem SARs may be exercised during such period of time only to the extent the same were exercisable as provided in paragraph 4 above on such date of termination of Grantee's status. Notwithstanding any period of time referenced in this paragraph 8 or any other provision of this paragraph that may be construed to the contrary, the LBTYA Option and all LBTYA Tandem SARS shall in any event terminate upon the expiration of the Option Term.

                 "Good reason" for purposes of the Agreement shall be deemed to have occurred upon the happening of any of the following:

                 (i)      any reduction in Grantee's annual rate of salary;





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                 (ii)     either (x) a failure of the Company to continue in
         effect any employee benefit plan in which Grantee was participating or
         (y) the taking of any action by the Company that would adversely affect Grantee's participation in, or materially reduce Grantee's benefits under, any such employee benefit plan, unless such failure or such taking of any action, adversely affects the senior members of the corporate management of the Company generally;

                 (iii)    the assignment to Grantee of duties and
         responsibilities that are materially more oppressive or onerous than those attendant to Grantee's position immediately after the date hereof;

                 (iv) the relocation of the office location as assigned to Grantee by the Company to a location more than 20 miles from Grantee's current location without Grantee's consent; or

                 (v) the failure of the Company to obtain, prior to the time of any reorganization, merger, consolidation, disposition of all or substantially all of the assets of the Company or similar transaction effective after the date hereof, in which the Company is not the surviving person, the unconditional assumption in writing or by operation of law of the Company's obligations to Grantee under this Agreement by each direct successor to the Company in any such transaction.

         9. AUTOMATIC EXERCISE OF LBTYA TANDEM SARs. Immediately prior to the termination of the LBTYA Option, as provided in paragraph 8 above, or the expiration of the Option Term, all remaining LBTYA Tandem SARs shall be deemed to have been exercised by the Grantee.

         10. NONTRANSFERABILITY OF LBTYA OPTION AND LBTYA TANDEM SARs. During Grantee's lifetime, the LBTYA Option and LBTYA Tandem SARs are not transferable (voluntarily or involuntarily) other than pursuant to a qualified domestic relations order and, except as otherwise required pursuant to a qualified domestic relations order, are exercisable only by the Grantee or Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the LBTYA Option and LBTYA Tandem SARs shall pass upon Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Committee on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Committee, provided that no such designation shall be effective unless so filed prior to the death of Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the LBTYA Option and LBTYA Tandem SARs shall pass by will or the laws of descent and distribution. Following Grantee's death, the LBTYA Option and any LBTYA Tandem SARS, if otherwise exercisable, may be exercised by the person to whom such option or right passes accordingly to the foregoing and such person shall be deemed the Grantee for purposes of any applicable provisions of this Agreement.





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
         11. NO SHAREHOLDER RIGHTS. The Grantee shall not be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company with respect to any shares of LBTYA as to which this Agreement relates until such shares shall have been issued to Grantee by the Company. Furthermore, the existence of this Agreement shall not affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section 10.18 of the Plan.

         12.     ADJUSTMENTS.

                 (a) The LBTYA Option and LBTYA Tandem SARs shall be subject to adjustment (including, without limitation, as to the number of LBTYA Option Shares and the LBTYA Option Price per share) in the sole discretion of the Committee and in such manner as the Committee may deem equitable and appropriate in connection with the occurrence of any of the events described in Section 4.2 of the Plan following the Grant Date.

                 (b) In the event of any Approved Transaction, Board Change or Control Purchase, the LBTYA Option and all LBTYA Tandem SARs shall become exercisable in full without regard to paragraph 4(a); provided, however, that to the extent not theretofore exercised the LBTYA Option and all LBTYA Tandem SARs shall terminate upon the first to occur of the consummation of the Approved Transaction, the expiration of the LBTYA Option Term or the earlier termination of the LBTYA Option and LBTYA Tandem SARs pursuant to paragraph 8 hereof. Notwithstanding the foregoing, the Committee may, in its discretion, determine that the LBTYA Option and LBTYA Tandem SARs will not become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Board or the surviving or acquiring corporation, as the case may be, shall have taken or made effective provision for the taking of such action as in the opinion of the Committee is equitable and appropriate to substitute a new Award for the Award evidenced by this Agreement or to assume this Agreement and the Award evidenced hereby and in order to make such new or assumed Award, as nearly as may be practicable, equivalent to the Award evidenced by this Agreement as then in effect (but before giving effect to any acceleration of the exercisability hereof unless otherwise determined by the Committee), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the LBTYA may be changed, converted or exchanged in connection with the Approved Transaction.

         13. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section 10.9 of the Plan, the Grantee agrees that Grantee will not exercise the LBTYA Option or any LBTYA Tandem SAR and that the Company will not be obligated to deliver any shares of LBTYA or make any cash payment, if counsel to the Company determines that such exercise, delivery or payment would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon





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which the LBTYA is listed or quoted. The Company shall in no event be obligated to take any affirmative action in order to cause the exercise of the LBTYA Option or any LBTYA Tandem SAR or the resulting delivery of shares of LBTYA or other payment to comply with any such law, rule, regulation or agreement.

         14. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement shall be in writing and shall be:

                 (a)      delivered personally to the following address:

                                  Tele-Communications, Inc.
                                  5619 DTC Parkway
                                  Englewood, Colorado 80111-3000
                          or

                 (b) sent by first class mail, postage prepaid and addressed as follows:

                                  Tele-Communications, Inc.
                                  c/o General Counsel, Tele-Communications, Inc.
                                  P.0. Box 5630
                                  Denver, Colorado 80217

Any notice or other communication to the Grantee with respect to this Agreement shall be in writing and shall be delivered personally, or shall be sent by first class mail, postage prepaid, to Grantee's address as listed in the records of the Company on the Grant Date, unless the Company has received written notification from the Grantee of a change of address.

         15. AMENDMENT. Notwithstanding any other provisions hereof, this Agreement may be supplemented or amended from time to time as approved by the Committee as contemplated by Section 10.8(b) of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

                 (a) this Agreement may be amended or supplemented (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject, however, to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections shall not adversely affect the rights of Grantee with respect to the Award evidenced hereby, or
         (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation





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         of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

                 (b) subject to Section 10.8(b) of the Plan and any required approval of the Company's stockholders, the Award evidenced by this Agreement may be canceled by the Committee and a new Award made in substitution therefor, provided that the Award so substituted shall satisfy all of the requirements of the Plan as of the date such new Award is made and no such action shall adversely affect the LBTYA Option or any LBTYA Tandem SAR to the extent then exercisable.

         16. GRANTEE EMPLOYMENT. Nothing contained in this Agreement, and no action of the Company or the Committee with respect hereto, shall confer or be construed to confer on the Grantee any right to continue in the employ of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any employing Subsidiary to terminate the Grantee's employment at any time, with or without cause; subject, however, to the provisions of any employment agreement between the Grantee and the Company or any Subsidiary.

         17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado.

         18. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto, including the Plan. This Agreement is entered into, and the Award evidenced hereby is granted, pursuant to the Plan and shall be governed by and construed in accordance with the Plan and the administrative interpretations adopted by the Committee thereunder. All decisions of the Committee upon questions regarding the Plan or this Agreement shall be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan shall control. The headings of the paragraphs of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         19. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

         20. RULES BY COMMITTEE. The rights of the Grantee and obligations of the Company hereunder shall be subject to such reasonable rules and regulations as the Committee may adopt from time to time hereafter.

         21. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and Grantee. Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect





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
to the LBTYA Options and LBTYA Tandem SARs and replaces and makes null and void any prior agreements between Grantee and the Company regarding the LBTYA Options.

         22. GRANTEE ACCEPTANCE. Grantee shall signify acceptance of the terms and conditions of this Agreement by signing in the space provided below and returning a signed copy to the Company.



ATTEST:                                    TELE-COMMUNICATIONS, INC.





                                           By:
-------------------------                     -------------------------
Assistant Secretary                              Name:
                                                 Title:


                                           ACCEPTED:



                                           ----------------------------







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                                        Schedule 1 to Non-Qualified Stock
                                        Option and Stock Appreciation Rights
                                        Agreement dated as of December 13, 1995



               TELE-COMMUNICATIONS, INC. 1994 STOCK INCENTIVE PLAN

Grantee:

Grant Date:      December 13, 1995

Option Price:    $24.00 per share


Option Shares:   ___________shares of Series A Liberty Group Common Stock
                 ("LBTYA"), $____________ par value per share.





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                                        Exhibit B to Non-Qualified Stock Option
                                        and Stock Appreciation Rights
                                        Agreement dated as of December 13, 1995


                 TELE-COMMUNICATIONS, INC. 1994 STOCK INCENTIVE PLAN

                           DESIGNATION OF BENEFICIARY

         I, _________________________________ (the "Grantee"), hereby declare that upon my death ___________________________________ (the "Beneficiary") of
                       Name

______________________________________________________________________________,
Street Address               City         State                Zip Code

who is my ____________________________________________, shall be entitled to the
               Relationship to Grantee

LBTYA Option, LBTYA Tandem SARs and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

         It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights shall devolve according to the Grantee's will or the laws of descent and distribution.

         It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.




-------------------------                     ------------------------------
         Date                                      Grantee





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